ARVIN INDUSTRIES, INC.

EMPLOYEE STOCK BENEFIT TRUST



Effective as of December 20, 1996





TABLE OF CONTENTS

                                                        PAGE

ARTICLE 1.
Trust, Trustee and Trust Fund                              2
     1.1. Trust                                            2
     1.2. Trustee                                          2
     1.3. Trust Fund                                       2
     1.4. Trust Fund Subject to Claims                     2
     1.5. Definitions                                      3

ARTICLE 2.
Contributions and Dividends                                7
     2.1. Contributions                                    7
     2.2. Dividends                                        7

ARTICLE 3.
Release and Allocation of Company Stock                    7
     3.1. Release of Shares                                7
     3.2. Allocations                                      8

ARTICLE 4.
Compensation, Expenses and Tax Withholding                 8
     4.1. Compensation and Expenses                        8
     4.2. Withholding of Taxes                             8

ARTICLE 5.
Administration of Trust Fund                               9
     5.1. Management and Control of Trust Fund             9
     5.2. Investment of Funds                              9
     5.3. Trustee's Administrative Powers                  9
     5.4. Voting and Tendering of Company Stock           11
     5.5. Indemnification                                 13
     5.6. General Duty to Communicate to Committee        14

ARTICLE 6.
Accounts and Reports of Trustee                           14
     6.1. Records and Accounts of Trustee                 14
     6.2. Fiscal Year                                     14
     6.3. Reports of Trustee                              14
     6.4. Final Report                                    14
     6.5  Approval of Report                              15

ARTICLE 7.
Succession of Trustee                                     15
     7.1. Resignation of Trustee                          15
     7.2. Removal of Trustee                              15
     7.3. Appointment of Successor Trustee                15
     7.4. Succession to Trust Fund Assets                 15
     7.5. Continuation of Trust                           16
     7.6. Changes in Organization of Trustee              16
     7.7. Continuance of Trustee's Powers in Event of
          Termination of the Trust                        16

ARTICLE 8.
Amendment or Termination                                  16
     8.1. Amendments                                      16
     8.2. Termination                                     17
     8.3. Form of Amendment or Termination                17


ARTICLE 9.
Miscellaneous                                             18
     9.1. Controlling Law                                 18
     9.2. Committee Action                                18
     9.3. Notices                                         18
     9.4. Severability                                    18
     9.5. Protection of Persons Dealing with
          the Trust                                       19
     9.6. Tax Status of Trust                             19
     9.7. Participants to Have No Interest in the
          Company by Reason of the Trust                  19
     9.8. Nonassignability                                19
     9.9. Gender and Plurals                              19
    9.10. Counterparts                                    19




ARVIN INDUSTRIES, INC.
EMPLOYEE STOCK BENEFIT TRUST


          THIS TRUST AGREEMENT (the "Agreement") made effective as of December 20, 1996, between Arvin Industries, Inc., an
Indiana corporation, and The Northern Trust Company, an Illinois corporation, as trustee.

W I T N E S S E T H :

          WHEREAS, the Company (as defined below) desires to establish a trust (the "Trust") in accordance with the laws of the State of Indiana and for the purposes stated in this Agreement;

          WHEREAS, the Trustee (as defined below) desires to act as trustee of the Trust, and to hold legal title to the assets of the Trust, in trust, for the purposes hereinafter stated and in accordance with the terms hereof;

          WHEREAS, the Company or its subsidiaries have previously adopted the Plans (as defined below);

          WHEREAS, the Company desires to provide assurance of the availability of the shares of its common stock necessary to satisfy certain of its obligations or those of its subsidiaries under the Plans (as defined below);

          WHEREAS, the Company desires that the assets to be held in the Trust Fund (as defined below) should be principally or exclusively securities of the Company and, therefore, expressly waives any diversification of investments that might otherwise be necessary, appropriate, or required pursuant to applicable provisions of law; and

          WHEREAS, The Northern Trust Company has been appointed as trustee and has accepted such appointment as of the date set forth first above;

          NOW, THEREFORE, the parties hereto hereby establish the Trust and agree that the Trust will be comprised, held and disposed of as follows:



ARTICLE 1.

Trust, Trustee and Trust Fund

          1.1. Trust. This Agreement and the Trust shall be known as the Arvin Industries, Inc. Employee Stock Benefit Trust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets. The parties hereto further intend that the Trust not be subject to the Employee Retirement Income Security Act of 1974, as amended. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust. In addition, the Company represents to the Trustee that the Trust will not be subject to Section 402(b) of the Code.

          1.2. Trustee. The trustee named above, and its successor or successors, is hereby designated as the trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with this Agreement, the provisions of which shall govern the power, duties and responsibilities of the Trustee.

          1.3. Trust Fund. The assets held at any time and from time to time under the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee or in a corporate depositary, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

          1.4. Trust Fund Subject to Claims. Notwithstanding any provision of this Agreement to the contrary, the Trust Fund shall at all times remain subject to the claims of the Company's general creditors under federal and state law.

          In addition, the Board of Directors and Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue allocations pursuant to Article 3.

          Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's Insolvency.

          If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue allocations pursuant to Article 3 and shall hold the Trust Fund for the benefit of the Company's general creditors or follow the order of any court of competent jurisdiction. Nothing in this Trust Agreement shall in any way diminish any rights of employees as general creditors of the Company with respect to benefits due under the Plan(s) or otherwise.

          The Trustee shall resume allocations pursuant to
Article 3 only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

          The Trustee may appoint an independent accounting or consulting firm or similar expert to make any determination required by the Trustee under Section 1.4. In such event, the Trustee may conclusively rely upon the determination by such firm and shall be responsible only for the prudent selection of such firm.

          1.5. Definitions. In addition to the terms defined in the preceding portions of the Trust, certain capitalized terms have the meanings set forth below:

          Board of Directors. "Board of Directors" means the board of directors of the Company.

          Change of Control. "Change of Control" means any of the following events:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:
(i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c); or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          The Committee shall notify the Trustee in writing promptly upon any Change of Control and the Trustee may conclusively rely upon such notice.

          Code. "Code" means the Internal Revenue Code of 1986, as amended.

          Committee. "Committee" means a committee of the Company which is charged by the Board of Directors with administration of the Trust.

          Company.  "Company" means Arvin Industries, Inc., an
Indiana corporation, or any successor thereto. References to the Company shall include its subsidiaries where appropriate.

          Company Stock. "Company Stock" means shares of common stock, par value $2.50 per share, issued by the Company or any successor securities.

          DC Participant. "DC Participant" means as of any date any individual who is employed by the Company or any subsidiary of the Company as of such date and is a participant in a DC Plan.

          DC Plan. "DC Plan" shall mean the Arvin Savings Plan, or any successor thereto.

          DC Plans Trustee Certification. "DC Plans Trustee Certification" means a certification to be delivered by the trustee of each DC Plan to the Trustee pursuant to Section 5.4, which sets forth the directions made by each DC Participant as to voting or tendering of Company Stock allocated to his account in the respective DC Plan with respect to the voting or tendering decision at issue.

          Extraordinary Dividend. "Extraordinary Dividend" means any dividend or other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares generally to be other than an ordinary dividend.

          Insolvent. "Insolvent" means as to the Company, (i) the inability of the Company to pay its debts as they come due, or (ii) the Company being subject to a pending proceeding as debtor under the provisions of Title 11 of the United States Code.

          Loan. "Loan" means the loan and extension of credit to the Trust evidenced by the promissory note made by the Trustee dated December 20, 1996, with which the Trustee purchased Company
Stock.

          Option Plans.  "Option Plans" means the Company's
[Stock Plans] and any successor plans.

          Plans. "Plans" means the Option Plans and the employee benefit plans listed on Schedule A hereto and any other employee benefit plan of the Company or its subsidiaries designated as such by the Board of Directors.

          Plan Participant. "Plan Participant" means a participant in any of the Plans.

          Trustee.  "Trustee" means The Northern Trust Company
(not in its corporate capacity but as trustee of the Trust) or any successor trustee.

          Trust Year. "Trust Year" means the period beginning on the date hereof and ending on December 31, 1996 and each 12-month period beginning on January 1 and ending on December 31 thereafter.


ARTICLE 2.

Contributions and Dividends

          2.1. Contributions. For each Trust Year, the Company shall contribute to the Trust in cash such amount, which together with dividends, as provided in Section 2.2, and any other earnings of the Trust, shall enable the Trustee to make all payments of principal and interest due under the Loan on a timely basis. Unless otherwise expressly provided herein, the Trustee shall apply all such contributions, dividends and earnings to the payment of principal and interest due under the Loan. If, at the end of any Trust Year, no such contribution has been made in cash, such contribution shall be deemed to have been made in the form of forgiveness of principal and interest on the Loan to the extent of the Company's failure to make contributions as required by this Section 2.1. All contributions made under the Trust shall be delivered to the Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

          2.2. Dividends. Except as otherwise provided herein, dividends paid in cash on Company Stock (including Extraordinary Dividends) held by the Trust shall be applied to pay interest and repay scheduled principal due under the Loan. Dividends which are not in cash or in Company Stock (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and used to pay principal and/or interest under the Loan, provided that an Extraordinary Dividend constituting a spin-off, split-off or similar transaction may be transferred to a trust sponsored by the spun-off company or dealt with in another equitable manner as determined in good faith by the Committee.
In the Trustee's discretion, investments in Company Stock may be made through open-market purchases, private transactions or (with the Company's consent) purchases from the Company.


ARTICLE 3.

Release and Allocation of Company Stock

          3.1. Release of Shares. Subject to the other provisions of this Article 3, upon the payment or forgiveness in any Trust Year of any principal on the Loan (a "Principal Payment"), the following number of shares of Company Stock acquired with the proceeds of the Loan shall be available for allocation ("Available Shares") as provided in this Article 3: the number of shares so acquired and held in the Trust immediately before such payment or forgiveness, multiplied by a fraction the numerator of which is the amount of the Principal Payment and the denominator of which is the sum of such Principal Payment and the remaining principal of the Loan outstanding after such Principal Payment.

          3.2. Allocations. Available Shares shall be allocated as directed by the Committee to the Plans no less frequently than annually. The Committee's discretion shall be limited to the amounts allocated among Plans, with the allocation itself being mandatory. In the event that any Available Shares remain after the Committee determines there has been satisfaction of all benefit obligations under each of the Plans for a given Trust Year, all remaining Available Shares shall be contributed by the Trustee to the Plans or such other plans of the Company or its subsidiaries covering a broad cross-section of individuals employed by the Company at the times and the amounts as the Committee shall direct, including, without limitation, in the final Trust Year of the Trust. The Trustee shall have no responsibility to determine whether the Available Shares are properly allocated or contributed pursuant to this Section 3.2


ARTICLE 4.

Compensation, Expenses and Tax Withholding

          4.1. Compensation and Expenses. The Trustee shall be entitled to such reasonable compensation for its services as may be agreed upon from time to time by the Company and the Trustee and to be reimbursed for its reasonable legal, accounting and appraisal fees, expenses and other charges reasonably incurred in connection with the administration, management, investment and distribution of the Trust Fund. Such compensation shall be paid, and such reimbursement shall be made out of the Trust Fund. The Company agrees to make sufficient contributions to the Trust to pay such amounts owing the Trustee in addition to those contributions required by Section 2.1.

          4.2. Withholding of Taxes. The Trustee may withhold, require withholding, or otherwise satisfy its withholding obligation, on any distribution which it is directed to make, such amount as the Committee determines is necessary to comply with applicable federal, state and local withholding requirements. Upon settlement of such tax liability, the Trustee shall distribute the balance of such amount. Prior to making any distribution hereunder, the Trustee may require such release or documents from any taxing authority, or may require such indemnity, as the Trustee shall reasonably deem necessary for its protection.


ARTICLE 5.

Administration of Trust Fund

          5.1. Management and Control of Trust Fund. Subject to the terms of this Agreement, the Trustee shall have exclusive authority, discretion and responsibility to manage and control the assets of the Trust Fund.

          5.2. Investment of Funds.

          The initial transaction shall take place in the manner described in Section 1.1 of the Common Stock Purchase Agreement by and between the Company and the Trustee dated December 20, 1996. Except as otherwise provided in Section 2.2, in investment guidelines provided by the Company to the Trustee and in this
Section 5.2, the Trustee shall invest and reinvest the Trust Fund exclusively in Company Stock, including any accretions thereto resulting from the proceeds of a tender offer, recapitalization or similar transaction which, if not in Company Stock, shall be reduced to cash as soon as practicable. The Trustee may invest any portion of the Trust Fund temporarily pending investment in Company Stock, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee's, with aggregate capital in excess of $1,000,000,000 and a Moody's Investor Services rating of at least P1, or an equivalent rating from a nationally recognized ratings agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year,
(iv) short-term discount obligations of the Federal National Mortgage Association, or (v) units of money market portfolios of the Benchmark Funds, a registered investment company for which the Trustee serves as Advisor.

          5.3. Trustee's Administrative Powers.

          Except as otherwise provided herein, and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law:

          (a)  to retain any asset of the Trust Fund;

          (b)  subject to Section 5.4(b), Section 8.2 and
     Articles 2 and 3, to sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to any Trust Fund assets at public or private sale;

          (c) upon direction from the Company, to borrow from any lender (including the Company pursuant to the Loan), to acquire Company Stock as authorized by this Agreement, to enter into lending agreements upon such terms (including reasonable interest and security for the loan and rights to renegotiate and prepay such loan) as may be determined by the Committee; provided, however, that any collateral given by the Trustee for the Loan shall be limited to cash and property contributed by the Company to the Trust and dividends paid on Company Stock held in the Trust Fund and shall not include Company Stock acquired with the proceeds of Loan;

          (d) with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust
     Fund;

          (e) to vote or to give any consent with respect to any securities, including any Company Stock, held by the Trust either in person or by proxy for any purpose, provided that the Trustee shall vote, tender or exchange all shares of Company Stock as provided in Section 5.4;

          (f) to exercise any of the powers and rights of an individual owner with respect to any asset of the Trust Fund and to perform any and all other acts that in its judgment are necessary or appropriate for the proper administration of the Trust Fund, even though such powers, rights and acts are not specifically enumerated in this Agreement;

          (g) to employ such accountants, actuaries, investment bankers, appraisers, other advisors and agents as may be reasonably necessary in collecting, managing, administering, investing, valuing, distributing and protecting the Trust Fund or the assets thereof or any borrowings of the Trustee made in accordance with Section 5.3(c); and to pay their reasonable fees and expenses, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1;

          (h) to cause any asset of the Trust Fund to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

          (i) to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust Fund; and

          (j) to consult with legal counsel (who may also be counsel for the Trustee generally) with respect to any of its duties or obligations hereunder; and to pay the reasonable fees and expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1.

     Notwithstanding the foregoing, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business.

          5.4.  Voting and Tendering of Company Stock.

          (a) Voting of Company Stock. The Trustee shall follow the directions of the trustee of any trust established under a DC Plan as to the manner in which shares of Company Stock held by the Trust are to be voted on each matter brought before an annual or special stockholders' meeting of the Company or the manner in which any consent is to be executed, in each case as provided below. Before each such meeting of stockholders, the Trustee shall cause to be furnished to the trustee of each trust established under a DC Plan a copy of the proxy solicitation material received by the Trustee, together with a form requesting confidential instructions as to how to vote the shares of Company Stock held by the Trustee. Upon timely receipt of the DC Plans Trustee Certification, the Trustee shall on each such matter vote the number of shares (including fractional shares) of Company Stock held by the Trust as follows:

          The Trustee shall, with respect to each DC Plan, assign to each DC Participant, a number of shares (the "DC Participant Directed Amount") equal to the product of (x) the total number of shares of Common Stock held in the Trust Fund, and (y) a fraction, the numerator of which is the number of shares of Company Stock allocated from the Trust Fund to such DC Participant's account in the DC Plan for the most recent preceding Trust Year and the denominator of which is the total number of shares of Company Stock contributed by the Trustee to the trustees of the trusts established under all the DC Plans with respect to such Trust Year, in each case, as reflected in the DC Plans Trustee Certification. Each share assigned to each DC Participant in accordance with the previous sentence shall be voted in accordance with such participant's direction to the trustee of the DC Plan in which he participates with respect to shares of Company Stock allocated to his account in such DC Plan, as reflected in the DC Plans Trustee Certification. Any shares of Company Stock which remain undirected pursuant to the foregoing provisions shall be voted for, against or to abstain in the same proportions as the shares of Company Stock for which the Trustee is directed as provided above. Similar provisions shall apply in the case of any action by shareholder consent without a meeting.

          (b) Tender or Exchange of Company Stock. The Trustee shall use its best efforts timely to distribute or cause to be distributed to the trustee of any trust established under any DC Plan any written materials distributed to stockholders of the Company generally in connection with any tender offer or exchange offer, together with a form requesting confidential instructions on whether or not to tender or exchange shares of Company Stock held in the Trust. Upon timely receipt of the DC Plans Trustee Certification, the Trustee shall tender or not tender the DC Participant Directed Amount for each DC Participant in accordance with such participant's direction to the trustee of the DC Plan in which he participates with respect to shares of Company Stock allocated to his account in such DC Plan, as set forth in the DC Plans Trustee Certification. The trustee of any DC Plan shall not be limited in the number of instructions to tender or withdraw from tender which it may give but shall not have the right to give instructions to tender or withdraw from tender after a reasonable time established by the Trustee. If the Trustee shall not receive timely instruction by means of the DC Plans Trustee Certification as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which the trustee of any DC Plan has the right of direction, and the Trustee shall have no discretion in such matter.

          (c) The Company shall maintain appropriate procedures to ensure that all instructions by DC Participants are collected, tabulated, and transmitted to the trustees under the DC Plans and to the Trustee without being divulged or released to any person affiliated with the Company or its affiliates. All actions taken by DC Participants and the contents of the DC Plans Trustee Certification shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates or (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust or as otherwise is necessary in order for the Trustee to carry out its responsibilities.

          5.5. Indemnification.

          (a) The Company (which has the authority to do so under the laws of its state of incorporation) shall indemnify The Northern Trust Company, and defend it and hold it harmless from and against any and all liabilities, losses, claims, suits or expenses (including attorneys fees) of whatsoever kind and nature which may be imposed upon, asserted against or incurred by The Northern Trust Company at any time by reason of: (a) any borrowing in connection with the purchase of Company Stock, (b) the purchase, retention, voting, tender or exchange of Company Stock, (c) the alleged violation of any law or regulation, including but not limited to federal and state securities laws or regulations, or (d) any act or failure to act under this agreement, except to the extent that any such liability, loss, claim suit or expense arises directly from the Trustee's negligence or bad faith in the performance of its responsibilities under this Agreement. The Trustee shall be under no liability to any person for any loss of any kind which may result (i) by reason of any action taken by it in accordance with any provision of this Trust, any direction, instruction or notice of the Committee, Company or any Plan Participant (hereinafter collectively referred to as the "directing participants"), or any DC Plans Trustee Certification (ii) by reason of its failure to exercise any power or authority or to take any action hereunder because of the failure of the Committee, Company, DC Plans trustee or any directing participant to give direction to the Trustee as provided for in this Agreement, (iii) by reason of any act or omission of any of the Committee, Company, DC Plans, trustees of the DC Plans or directing participants with respect to its duties under this Trust. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper delivered by the Company, Committee or any Plan Participant or beneficiary and believed in good faith to be genuine and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. This paragraph shall survive the termination of this Agreement.

          (b) The Company may, but shall not be required to, maintain liability insurance to insure its obligations hereunder. If any payments made by the Company or the Trust pursuant to this indemnity are covered by insurance, the Company or the Trust (as applicable) shall be subrogated to the rights of the indemnified party against the insurance company.

          (c) Without limiting the generality of the foregoing, the Company may, at the request of the Trustee, advance to the Trustee reasonable amounts of expenses, including reasonable attorneys' fees and expenses, which the Trustee advised have been incurred in connection with its investigation or defense of any claim, demand, action, cause of action, administrative or other proceeding arising out of or in connection with the Trustee's performance of its duties under this Agreement.

          5.6. General Duty to Communicate to Committee. The Trustee shall promptly notify the Committee of all communications with or from any government agency or with respect to any legal proceeding with regard to the Trust and with or from any Plan Participants concerning their entitlements under the Plans or the Trust.


ARTICLE 6.

Accounts and Reports of Trustee

          6.1. Records and Accounts of Trustee. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Company and which shall be retained as required by applicable law.

          6.2. Fiscal Year. The fiscal year of the Trust shall be the twelve month period beginning on January 1 and ending on December 31.

          6.3. Reports of Trustee. The Trustee shall prepare and present to the Committee a report for the period ending on the last day of each fiscal year, and for such shorter periods as the Committee may reasonably request, listing all securities and other property acquired and disposed of and all receipts, disbursements and other transactions effected by the Trust after the date of the Trustee's last account, and further listing all cash, securities, and other property held by the Trust, together with the fair market value thereof, as of the end of such period. In addition to the foregoing, the report shall contain such information regarding the Trust Fund's assets and transactions as the Committee in its discretion may reasonably request.

          6.4. Final Report. In the event of the resignation or removal of a Trustee hereunder, the Committee may request and the Trustee shall then with reasonable promptness submit, for the period ending on the effective date of such resignation or removal, a report similar in form and purpose to that described in Section 6.3.

          6.5. Approval of Report. In the absence of the filing in writing with the Trustee by the Company of exceptions or objections to any report of the Trustee under Sections 6.3 or 6.4 hereof within 90 days, the Committee shall be deemed to have approved such report, the Trustee shall be released, relieved and discharged with respect to all matters and things set forth in such report as though such report had been settled by the decree of a court of competent jurisdiction.


ARTICLE 7.

Succession of Trustee

          7.1. Resignation of Trustee. The Trustee or any successor thereto may resign as Trustee hereunder at any time upon delivering a written notice of such resignation, to take effect sixty (60) days after the delivery thereof to the Committee, unless the Committee accepts shorter notice; provided, however, that no such resignation shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

          7.2. Removal of Trustee. The Trustee or any successor thereto may be removed by the Company by delivering to the Trustee so removed an instrument executed by the Committee. Such removal shall take effect at the date specified in such instrument, which shall not be less than sixty (60) days after delivery of the instrument, unless the Trustee accepts shorter notice; provided, however, that no such removal shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

          7.3. Appointment of Successor Trustee. Whenever the Trustee or any successor thereto shall resign or be removed or a vacancy in the position shall otherwise occur, the Board of Directors shall use its best efforts to appoint a successor Trustee as soon as practicable after receipt by the Committee of a notice described in Section 7.1, or the delivery to the Trustee of a notice described in Section 7.2, as the case may be, but in no event more than ninety (90) days after receipt or delivery, as the case may be, of such notice. A successor Trustee's appointment shall not become effective until such successor shall accept such appointment by delivering its acceptance in writing to the Company. If a successor is not appointed within such 90 day period, the Trustee, at the Company's expense, may petition a court of competent jurisdiction for appointment of a successor. Any successor Trustee shall be an institutional trustee not affiliated with the Company.

          7.4. Succession to Trust Fund Assets. The title to all property held hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof without the execution or filing of any further instrument, but a resigning or removed Trustee shall execute all instruments and do all acts necessary to vest title in the successor Trustee. Each successor Trustee shall have, exercise and enjoy all of the powers, both discretionary and ministerial, herein conferred upon its predecessors. A successor Trustee shall not be obliged to examine or review the accounts, records, or acts of, or property delivered by, any previous Trustee and shall not be responsible for any action or any failure to act on the part of any previous Trustee.

          7.5. Continuation of Trust. In no event shall the legal disability, resignation or removal of a Trustee terminate the Trust, but the Board of Directors shall forthwith appoint a successor Trustee in accordance with Section 7.3 to carry out the terms of the Trust.

          7.6. Changes in Organization of Trustee. In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereunder become and be the Trustee under the Trust with the same effect as though originally so named.

          7.7. Continuance of Trustee's Powers in Event of Termination of the Trust. In the event of the termination of the Trust, as provided herein, the Trustee shall dispose of the Trust Fund in accordance with the provisions hereof. Until the final distribution of the Trust Fund, the Trustee shall continue to have all powers provided hereunder as necessary or expedient for the orderly liquidation and distribution of the Trust Fund.


ARTICLE 8.

Amendment or Termination

          8.1. Amendments. Except as otherwise provided herein, the Company may amend the Trust at any time and from time to time in any manner which it deems desirable, provided that no amendment which would adversely effect the contingent rights of Plan Participants may change (i) the allocation formula contained in Section 3.1 or Section 3.2, (ii) the provisions of Section 5.4, other than an amendment to reflect a change in the Plans funded by this Trust, (iii) the provisions of Section 8.2, (iv) the provisions of this Section 8.1, or (v) change the duties of the Trustee without the Trustee's consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company shall retain the power under all circumstances to amend the Trust to correct any errors or clarify any ambiguities or similar issues of interpretation in this Agreement.

          8.2. Termination. Subject to the terms of this Section 8.2, the Trust shall terminate on December 31, 2006 or any earlier date on which the Loan is paid in full (the "Termination Date"). The Board of Directors may terminate the Trust at any time prior to the Termination Date. The Trust shall also terminate automatically upon the Company giving the Trustee notice of a Change of Control. Immediately upon a termination of the Trust, the Company shall be deemed to have forgiven all amounts then outstanding under the Loan. As soon as practicable after receiving notice from the Company of a Change of Control or upon any other termination of the Trust, the Trustee shall sell all of the Company Stock and other non-cash assets (if any) then held in the Trust Fund as directed by the Committee in good faith taking into account the interests of a broad cross-section of individuals employed by the Company. The proceeds of such sale shall first be returned to the Company up to an amount equal to the principal amount, plus any accrued interest of the Loan that was forgiven upon such termination. Any funds remaining in the Trust after such payment to the Company shall be distributed with reasonable promptness to a broad cross-section of Plan Participants or to individuals employed by the Company generally or to any benefit plan or trust in which a broad cross-section of individuals employed by the Company participate, as the Committee may in good faith determine taking into account the best interests of a broad cross-section of the individuals employed by the Company.

          8.3. Form of Amendment or Termination. Any amendment or termination of the Trust shall be evidenced by an instrument in writing signed by an authorized officer of the Company, certifying that said amendment or termination has been authorized and directed by the Company or the Board of Directors, as applicable, and, in the case of any amendment, shall be consented to by signature of an authorized officer of the Trustee, if required by Section 8.1.


ARTICLE 9.

Miscellaneous

          9.1. Controlling Law. The laws of the State of Indiana shall be the controlling law in all matters relating to the Trust, without regard to conflicts of law.

          9.2. Committee Action. Any action required or permitted to be taken by the Committee may be taken on behalf of the Committee by any individual so authorized. The Company shall furnish to the Trustee the name and specimen signature of each member of the Committee upon whose statement of a decision or direction the Trustee is authorized to rely. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change.

          9.3. Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested as follows:

          To the Company:

               One Noblitt Plaza
               Columbus, Indiana  47202

               Attention:  General Counsel


          To the Trustee:

               50 South LaSalle Street
                              Chicago, Illinois  60676
               Attention: Michael Finelli


Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

          9.4. Severability. If any provision of the Trust shall be held illegal, invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, but the Trust shall be construed and enforced as if said provision had never been inserted herein.

          9.5. Protection of Persons Dealing with the Trust. No person dealing with the Trustee shall be required or entitled to monitor the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to authorities granted to it hereunder or to authorizations or directions herein required.

          9.6. Tax Status of Trust. It is intended that the Company, as grantor hereunder, be treated for Federal income tax purposes as the owner of the entire Trust and the trust assets under Section 671, et seq. of the Code. Until advised otherwise, the Trustee may presume that the Trust is so characterized for federal income tax purposes and shall make all filings of tax returns on that presumption.

          9.7. Participants to Have No Interest in the Company or Trust by Reason of the Trust. Neither the creation of the Trust nor anything contained in the Trust shall be construed as giving any person, including any individual employed by the Company or any subsidiary of the Company, any equity or interest in the assets, business, or affairs of the Company or the Trust, except to the extent that any such individuals are entitled to exercise stockholder rights with respect to Company Stock pursuant to
Section 5.4.

          9.8. Nonassignability. No right or interest of any person to receive distributions from the Trust shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, or bankruptcy, but excluding death or mental incompetency, and no right or interest of any person to receive distributions from the Trust shall be subject to any obligation or liability of any such person, including claims for alimony or the support of any spouse or child.

          9.9. Gender and Plurals. Whenever the context requires or permits, the masculine gender shall include the feminine gender and the singular form shall include the plural form and shall be interchangeable.

          9.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.



          IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be signed, and their seals affixed hereto, by their authorized officers all as of the day, month and year first above written.


                            ARVIN INDUSTRIES, INC.



                            By   /s/ Richard A. Smith
                                 --------------------------
                                 Name: Richard A. Smith
                                 Title:Vice President-Finance
                                  and Chief Financial Officer




                            THE NORTHERN TRUST COMPANY


                            By   /s/ Michael A. Finelli, Jr.
                                 ----------------------------





SCHEDULE A




The Arvin Savings Plan
1988 Stock Benefit Plan
1978 Stock Option Plan